Effective September 1, 2012, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Sanjay Natarajan	2010	Investment Officer of MFS
John J. Tsai	September 2012	Investment Officer of MFS

Effective September 1, 2012 the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Sanjay Natarajan	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2007; Chief Operating Officer – Corporate and Investment Banking, at DBS Bank Ltd. From 2003 to 2007
John J. Tsai	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2001